SEE REFERENCE TO RESTRICTIONS ON REVERSE SIDE

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

            NUMBER                                               SHARES
             -000-                                                 -0-

                           CASTLE DENTAL CENTERS, INC.

                                  COMMON STOCK

               THIS CERTIFIES THAT SPECIMEN is the registered holder of ZERO (0) fully paid and non-assessable shares of Common Stock, $0.001 par value, of Castle Dental Centers, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

               IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation on this ____ day of December, 1995.


- -------------------------                         -------------------------
President                                         Secretary

                                     $0.001
                                    par value

                                    No. -000-

                          CASTLE DENTAL CENTERS, INC.

                                  CERTIFICATE

                                      FOR

                                      -0-

                                     SHARES

                                       OF

                                  COMMON STOCK

                                   ISSUED TO

                                    SPECIMEN
                                     DATED

                                December , 1995

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS (THE "ACTS"). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND CAN BE TRANSFERRED ONLY PURSUANT TO THE TERMS OF A SECURITYHOLDERS' AGREEMENT DATED AS OF DECEMBER 18, 1995 AMONG THE COMPANY AND CERTAIN HOLDERS OF ITS SECURITIES. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

     For Value Received,   hereby sell, assign, and transfer unto

- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------- Shares
of the Common Stock represented by the with Certificate, and do hereby irrevocably constitute and appoint

- ---------------------------------------------------------------------- Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated          19
          In presence of

- ----------------------------------------     -----------------------------------
                    NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
              ALTERATION OF ENLARGEMENT, OR ANY CHANGE WHATEVER.